EXHIBIT 10.2

SECOND
EXTENSION AND MODIFICATION
OF
EMPLOYMENT AGREEMENT

             THIS SECOND EXTENSION AND MODIFICATION OF EMPLOYMENT AGREEMENT (the "Extension") is entered into as of April 30, 2001 by and between California Coastal Communities, Inc., a Delaware corporation ("Employer"), and RAYMOND J. PACINI ("Executive").

W I T N E S S E T H:

             WHEREAS, Executive and Employer have entered into an Employment Agreement dated as of May 1, 1998 and Extension and Modification of Employment Agreement dated December 7, 1999 (collectively, the "Employment Agreement") through which Executive has provided various executive capacities to Employer and Employer has obtained various executive services by Executive; and

             WHEREAS, Employer desires to obtain the benefit of continued service from Executive by extending the Employment Agreement, and Executive desires to render continued services to Employer by extending the Employment Agreement pursuant to the terms and conditions of this Extension;

             NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises and covenants herein contained, the parties agree as follows:

             SECTION 1.     CONTINUING EFFECTIVENESS OF EMPLOYMENT AGREEMENT.  Except to the extent of any modification made pursuant to the terms of this Extension, the Employment Agreement shall continue to remain in full force and effect following the date hereof.

             SECTION 2.     EXTENSION OF TERM.  Employer and Executive hereby agree to extend the term of the Employment Agreement until April 30, 2003.

             SECTION 3.     BASE SALARY.  From the date hereof and until the expiration of the term set forth in Section 2 above, Employer agrees to pay Executive a base salary of at least Two Hundred and Seventy-Five Thousand Dollars ($275,000) per year in semi–monthly installments on the same dates the other senior officers of Employer are paid.

             IN WITNESS WHEREOF, the parties have executed this Extension as of the date first above written.

"EMPLOYER"
CALIFORNIA COASTAL COMMUNITIES, INC.
By	/s/ SANDRA G. SCIUTTO
Sandra G. Sciutto
Chief Financial Officer
"EXECUTIVE"
/s/ RAYMOND J. PACINI
Raymond J. Pacini